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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 30, 2006


                         GS Mortgage Securities Corp.
  (as depositor for the GSAA Home Equity Trust 2006-11 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
           Trust 2006-11, Asset-Backed Certificates, Series 2006-11)
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-132809                  13-3387389
          --------                   ----------                  ----------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
      of Incorporation)                                     Identification No.)


   85 Broad Street, New York, New York                            10004
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On June 30, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company, as trustee and as a custodian, JPMorgan Chase Bank National Association, as a custodian, U.S. Bank National Association, as custodian, and Wells Fargo Bank National Association, as master servicer and securities administrator of GSAA Home Equity Trust 2006-11, Asset-Backed Certificates, Series 2006-11 (the "Certificates"), issued in fifteen classes. The Class 1A1, Class 2A1, Class 2A2, Class 2A3-A, Class 2A3-B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of June 1, 2006 of $1,517,402,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of June 29, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On June 23, 2006, GSAA Home Equity Trust 2006-11 (the "Trust") entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of June 30, 2006, among Avelo Mortgage, LLC ("Avelo"), and Goldman Sachs Mortgage Company ("GSMC"). The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "Avelo Conduit Step 2 Assignment Agreement") dated as of June 30, 2006, among the Company, Avelo, Deutsche Bank National Association ("Deutsche Bank") and Wells Fargo Bank, National Association ("Wells Fargo"). The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "Countrywide Step 1 Assignment Agreement") dated as of June 30, 2006, among Countrywide Home Loans, Inc. ("Countrywide"), the Company and GSMC. The Countrywide Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On June 30, 2006, the Company, entered into an Assignment Agreement (the "Countrywide Step 2 Assignment Agreement") dated as of June 30, 2006, among the Company, Countrywide, Countrywide Home Loans Servicing LP, Deutsche Bank and Wells Fargo. The Countrywide Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 1 Assignment Agreement") dated as of June 30, 2006, among First National Bank of

Nevada ("FNBN"), the Company and GSMC. The FNBN Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 2 Assignment Agreement") dated as of June 30, 2006, among the Company, FNBN, Deutsche Bank and Wells Fargo. The FNBN Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of June 30, 2006, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of June 30, 2006, among the Company, GreenPoint, Deutsche Bank and Wells Fargo. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 1 Assignment Agreement") dated as of June 30, 2006, among National City Mortgage Co. ("NatCity"), the Company and GSMC. The NatCity Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 2 Assignment Agreement") dated as of June 30, 2006, among the Company, NatCity, Deutsche Bank and Wells Fargo. The NatCity Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "American Home Step 1 Assignment Agreement") dated as of June 30, 2006, among American Home Mortgage Corp. ("American Home"), American Home Mortgage Servicing, Inc. ("American Home Servicing"), the Company and GSMC. The American Home Step 1 Assignment Agreement is annexed hereto as Exhibit 99.13.

      On June 30, 2006, the Company entered into an Assignment Agreement (the "American Home Step 2 Assignment Agreement") dated as of June 30, 2006, among the Company, American Home, American Home Servicing, Deutsche Bank and Wells Fargo. The American Home Step 2 Assignment Agreement is annexed hereto as
Exhibit 99.14.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

      Not applicable.

(b)   Pro forma financial information:

      Not applicable.

(c)   Exhibits:

Exhibit 99.1 Master Servicing and Trust Agreement, dated as of June 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank as trustee and as a custodian, JPMorgan Chase Bank, National Association as a custodian, U.S. Bank, National Association, as a custodian and Wells Fargo, as master servicer and securities administrator.

Exhibit 99.2 Interest Rate Swap Agreement, dated as of June 23, 2006, between GSAA Home Equity Trust 2006-11 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 Avelo Step 1 Assignment Agreement, dated as of June 30, 2006, among Avelo, GSMC and the Company.

Exhibit 99.4 Avelo Step 2 Assignment Agreement, dated as of June 30, 2006, among the Company, Avelo, Deutsche Bank and Wells Fargo.

Exhibit 99.5 Countrywide Step 1 Assignment Agreement, dated as of June 30, 2006, among Countrywide, the Company and GSMC.

Exhibit 99.6 Countrywide Step 2 Assignment Agreement, dated as of June 30, 2006, among the Company, Countrywide, Countrywide Servicing, Deutsche Bank and Wells Fargo.

Exhibit 99.7 FNBN Step 1 Assignment Agreement, dated as of June 30, 2006, among FNBN, the Company and GSMC.

Exhibit 99.8 FNBN Step 2 Assignment Agreement, dated as of June 30, 2006, among the Company, FNBN, Deutsche Bank and Wells Fargo.

Exhibit 99.9 GreenPoint Step 1 Assignment Agreement, dated as of June 30, 2006, among GreenPoint, the Company and GSMC.

Exhibit 99.10 GreenPoint Step 2 Assignment Agreement, dated as of June 30, 2006, among the Company, GreenPoint, Deutsche Bank and Wells Fargo.

Exhibit 99.11 NatCity Step 1 Assignment Agreement, dated as of June 30, 2006, among NatCity, the Company and GSMC.

Exhibit 99.12 NatCity Step 2 Assignment Agreement, dated as of June 30, 2006, among the Company, NatCity, Deutsche Bank and Wells Fargo.

Exhibit 99.13 American Home Step 1 Assignment Agreement, dated as of June 30, 2006, among American Home, American Home Servicing, the Company and GSMC.

Exhibit 99.14 American Home Step 2 Assignment Agreement, dated as of June 30, 2006, among the Company, American Home, American Home Servicing, Deutsche Bank and Wells Fargo.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   June 30, 2006


                                                  GS MORTGAGE SECURITIES CORP.



                                                  By:  /s/ Michelle Gill
                                                       ------------------------
                                                       Name:  Michelle Gill
                                                       Title: Vice President

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                                 Exhibit Index
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Exhibit Index
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
Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
Regulation S-K                                      -----------                            ---------------------------
--------------
         99.1             Master Servicing and Trust Agreement, dated as of June 1,                        E
                          2006, among GS Mortgage Securities Corp., as depositor,
                          Deutsche Bank as trustee and as a custodian, JPMorgan Chase
                          Bank, National Association as a custodian, U.S. Bank, National
                          Association, as a custodian and Wells Fargo as Master
                          Servicer, securities administrator and as a custodian.

          99.2            Interest Rate Swap Agreement, dated as of June 23, 2006,                         E
                          between GSAA Home Equity Trust 2006-11 and Goldman Sachs
                          Mitsui Marine Derivative Products, L.P., with Schedule and
                          Confirmation thereto.

          99.3            Avelo Step 1 Assignment Agreement, dated as of June 30, 2006,                    E
                          among Avelo, GSMC and the Company.

          99.4            Avelo Step 2 Assignment Agreement, dated as of June 30, 2006,                    E
                          among the Company, Avelo, Deutsche Bank National Association and Wells Fargo Bank.

          99.5            Countrywide Step 1 Assignment Agreement, dated as of June 30,                    E
                          2006, among Countrywide, CHLS, GSMC and the Company.

          99.6            Countrywide Step 2 Assignment Agreement, dated as of June 30,                    E
                          2006, among the Company, Countrywide, CHLS, Deutsche Bank and
                          Wells Fargo Bank.

          99.7            FNBN Step 1 Assignment Agreement, dated as of June 30, 2006,                     E
                          among FNBN, GSMC and the Company.

          99.8            FNBN Step 1 Assignment Agreement, dated as of June 30, 2006,                     E
                          among FNBN, GSMC and the Company.


          99.9            Greenpoint Step 1 Assignment Agreement, dated as of June 30,                     E
                          2006, among Greenpoint, GSMC and the Company.

         99.10            Greenpoint Step 2 Assignment Agreement, dated as of June 30,                     E
                          2006, among the Company, Greenpoint, Deutsche Bank and Wells
                          Fargo Bank.

         99.11            NatCity Step 1 Assignment Agreement, dated as of June 30,                        E
                          2006, among NatCity, GSMC and the Company.

         99.12            NatCity Step 2 Assignment Agreement, dated as of June 30,                        E
                          2006, among the Company, NatCity, Deutsche Bank and Wells
                          Fargo Bank.

         99.13            American Home Step 1 Assignment Agreement, dated as of June                      E
                          30, 2006, among American Home, GSMC and the Company.

         99.14            American Home Step 2 Assignment Agreement, dated as of June                      E
                          30, 2006, among the Company, American Home, Deutsche Bank and
                          Wells Fargo Bank.